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T. Rowe Price Small-Cap Value Fund, Inc.


 Supplement to prospectus dated May 1, 2002
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 Important Information About the Small-Cap Value Fund

   The fund will not accept new accounts after 4:00 p.m. ET on May 24, 2002.

   Purchases of additional shares are permitted for all existing investors holding shares directly with T. Rowe Price and participants in their employers' retirement plans where the fund is an option in the plan. Generally, investors or plan participants holding shares through intermediaries (for example, brokerage or financial planning firms) will be able to purchase additional shares; however, you should check with your intermediary to confirm your eligibility. The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts offered through T. Rowe Price.

   The closing does not restrict shareholders from selling shares of the fund.

   When deemed to be in the fund's best interests, the fund reserves the right to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.
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 The date of this supplement is June 1, 2002.
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                                                               F46-041   6/1/02